UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2025

BENITEC BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39267	84-4620206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3940 Trust Way, Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 780-0819

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BNTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 26, 2025, Benitec Biopharma Inc., a Delaware corporation (the “Company”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Averill Master Fund, Ltd. and Averill Madison Master Fund, Ltd. (together, the “Purchasers”) in connection with the closing of the previously announced registered direct offering conducted by the Company pursuant to the Registration Statement on Form S-3 (File No. 333- 282957), as supplemented by the prospectus supplement dated March 25, 2025 (the “Direct Offering”), and pursuant to the terms of the Securities Purchase Agreement, dated March 25, 2025 (the “Purchase Agreement”) entered into by the Company with the Purchasers.

Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement to register for resale the shares of the Company’s common stock sold to the Purchasers in the Direct Offering (the “Registrable Securities”) no later than 60 days following the closing of the Direct Offering. The Company agreed to use its best efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission promptly, and to keep such registration statement effective until the date the Registrable Securities (i) have been sold thereunder or pursuant to Rule 144 under the Securities Act of 1933, as amended, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

The Registration Rights Agreement provides for customary indemnification rights in connection with the registration statement by the Company and the Purchasers.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Registration Rights Agreement, attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Registration Rights Agreement, dated March 26, 2025, by and between Benitec Biopharma Inc., Averill Master Fund, Ltd. and Averill Madison Master Fund, Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BENITEC BIOPHARMA INC.

Date: March 27, 2025		/s/ Jerel A. Banks
	Name:	Jerel A. Banks
	Title:	Chief Executive Officer